# KeyBanc Capital Markets
# Industrial, Automotive & Transportation Conference

Kevin Nowlan, Senior Vice President & CFO

May 28, 2015

# Forward-Looking Statements

This presentation contains statements relating to future results of the company (including certain projections and business trends) that are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as "believe," "expect," "anticipate," "estimate," "should," "are likely to be," "will" and similar expressions. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to reduced production for certain military programs and our ability to secure new military programs as our primary military program winds down by design through 2015; reliance on major original equipment manufacturer ("OEM") customers and possible negative outcomes from contract negotiations with our major customers, including failure to negotiate acceptable terms in contract renewal negotiations and our ability to obtain new customers; the outcome of actual and potential product liability, warranty and recall claims; our ability to successfully manage rapidly changing volumes in the commercial truck markets and work with our customers to manage demand expectations in view of rapid changes in production levels; global economic and market cycles and conditions; availability and sharply rising costs of raw materials, including steel, and our ability to manage or recover such costs; our ability to manage possible adverse effects on our European operations, or financing arrangements related thereto, in the event one or more countries exit the European monetary union; risks inherent in operating abroad (including foreign currency exchange rates, implications of foreign regulations relating to pensions and potential disruption of production and supply due to terrorist attacks or acts of aggression); rising costs of pension and other postemployment benefits; the ability to achieve the expected benefits of restructuring actions; the demand for commercial and specialty vehicles for which we supply products; whether our liquidity will be affected by declining vehicle productions in the future; OEM program delays; demand for and market acceptance of new and existing products; successful development of new products; labor relations of our company, our suppliers and customers, including potential disruptions in supply of parts to our facilities or demand for our products due to work stoppages; the financial condition of our suppliers and customers, including potential bankruptcies; possible adverse effects of any future suspension of normal trade credit terms by our suppliers; potential difficulties competing with companies that have avoided their existing contracts in bankruptcy and reorganization proceedings; potential impairment of long-lived assets, including goodwill; potential adjustment of the value of deferred tax assets; competitive product and pricing pressures; the amount of our debt; our ability to continue to comply with covenants in our financing agreements; our ability to access capital markets; credit ratings of our debt; the outcome of existing and any future legal proceedings, including any litigation with respect to environmental or asbestos-related matters; possible changes in accounting rules; and other substantial costs, risks and uncertainties, including but not limited to those detailed herein and from time to time in other filings of the company with the SEC. These forward-looking statements are made only as of the date hereof, and the company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law.

All earnings per share amounts are on a diluted basis. The company's fiscal year ends on the Sunday nearest Sept. 30, and its fiscal quarters end on the Sundays nearest Dec. 31, March 31 and June 30. All year and quarter references relate to the company's fiscal year and fiscal quarters, unless otherwise stated.

# Second Quarter Financial 2015 Highlights

**Continued strong execution in Q2[(1) (2)]**

- Adjusted EBITDA margin of 10.1%
- Adjusted Diluted EPS from Continuing Ops. of $0.41

**Commenced equity and equity-linked repurchase program**

- Repurchased $31 million of common shares and convertible notes
- On track to complete $210M program by September 2016

**On track to achieve M2016 objectives**

1) See Appendix – "Non-GAAP Financial Information."
2) GAAP net income attributable to Meritor, Inc. was $43 million for Q2 FY 2015 and $1 million for Q2 FY 2014. GAAP income from continuing operations attributable to Meritor, Inc. was $39 million for Q2 FY 2015 and $1 million for Q2 FY 2014. GAAP diluted earnings per share from continuing operations attributable to Meritor, Inc. was $0.38 for Q2 FY 2015 and $0.01 for Q2 FY 2014.

# YTD FY15 Financial Performance

*(in millions, except per share amounts)*

| | Six Months Ended Mar. 31, 2015 | Six Months Ended Mar. 31, 2014(1) |
|---|---|---|
| Sales | | |
| Commercial Truck & Industrial | $1,384 | $1,490 |
| Aftermarket & Trailer | 420 | 427 |
| Intersegment Sales Eliminations | (61) | (63) |
| Total Sales | $1,743 | $1,854 |
| EBITDA | | |
| Commercial Truck & Industrial | $113 | $110 |
| Aftermarket & Trailer | 55 | 45 |
| Segment EBITDA | $168 | $155 |
| Unallocated Corporate Expense | (2) | (3) |
| Adjusted EBITDA(1) | $166 | $152 |
| Adjusted EBITDA Margin(2) | 9.5% | 8.2% |
| Adj. Diluted Earnings Per Share(2) (3) | $0.75 | $0.37 |

M2016
align. achieve. advance.

**Impact on EBITDA**

- Material Cost Reductions
- Labor & Burden Performance
- Pricing
- One-Time FX Gains

**Execution of M2016 performance initiatives driving significant margin improvement**

1) Prior period amounts have been recast to reflect our Mascot business as discontinued operations.
2) See Appendix – "Non-GAAP Financial Information."
3) GAAP income from continuing operations attributable to Meritor, Inc. was $71 million for the six month period ended March 31, 2015 and $13 million for the six month period ended March31, 2014. GAAP diluted earnings per share from continuing operations attributable to Meritor, Inc. was $0.70 for the six month period ended March 31, 2015 and $0.13 for the six month period ended March 31, 2014.

# M2016 Strategy

## Sustainable Strength[1]

- Achieve 10% Adjusted EBITDA margin[4]
- Reduce net debt, including retirement benefit liabilities, by $400 million to <$1.5 billion[2] [4]
- Incremental booked revenue of $500 million per year (at run-rate)[3]

1. Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see "Forward Looking Statements."
2. Debt plus retirement benefit liabilities, less cash and cash equivalents, expected to decrease by $400 million (compared to fiscal 2012 ending balance) to less than $1.5 billion by the end of FY16.
3. Expected incremental business secured between the beginning of FY13 and the end of FY16 from new products, new customers, or significant increases in customer penetration. Although the $500 million in new business is expected to be secured prior to the end of FY16, roughly half of this business is not expected to materialize into revenue until after FY16. This measure of incremental revenue is 'gross', before consideration of any business existing at the beginning of FY13 that may subsequently be lost and which could offset the benefit of this expected new business.
4. See Appendix – "Non-GAAP Financial Information."

# Path to 10 Percent Adjusted EBITDA Margin

M2016
align. achieve. advance.

## Sustainable Strength[1]

1) Achieve 10% adjusted EBITDA margin[4]

2) Reduce net debt, including retirement benefit liabilities, by $400 million to <$1.5 billion[2, 4]

3) Incremental booked revenue of $500 million per year (at run-rate)[3]



Execution Actions
• Reduce Product Cost
• Drive Operational Excellence
• Meritor Value Proposition
Revenue Improvement
• New Business Wins
• Market Recovery at Normal Conversion of 15-20%
50 Basis Points
7.2%
8.3%
9.5%(5)
10.0%
FY13 Actual
FY14 Actual
FY15 Actual
FY16 Target(1)
Adj. Diluted EPS(4)
6 months: ($0.05)
FY13: $0.42
6 months: $0.37
FY14: $1.02
6 months: $0.75

1. Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see "Forward Looking Statements."
2. Debt plus retirement benefit liabilities, less cash and cash equivalents, expected to decrease by $400 million (compared to fiscal 2012 ending balance) to less than $1.5 billion by the end of FY16.
3. Expected incremental business secured between the beginning of FY12 and the end of FY16 from new products or new customers. Although the $500 million in new business is expected to be secured prior to the end of FY16, roughly half of this business is not expected to materialize into revenue until after FY16. This measure of incremental revenue is "gross", before consideration of any business existing at the beginning of FY13 that may subsequently be lost and which could offset the benefit of this expected new business.
4. See Appendix – "Non-GAAP Financial Information."
5. Adjusted EBITDA Margin for six months YTD through March 31, 2015

# Net Debt Scorecard

M2016
align. achieve. advance.

## Sustainable Strength[1]

1) Achieve 10% adjusted EBITDA margin[4]

2) Reduce net debt, including retirement benefit liabilities, by $400 million to <$1.5 billion[2,4]

3) Incremental booked revenue of $500 million per year (at run-rate)[3]



$1,915M
$1,439M
< $1.5B
M2016
Target
FY12
Ending Balance
FY14
Ending Balance
FY16
Ending Balance

**Goal: Maintain $1.5B Net Debt Target**

- \+ Free cash flow generation
- – Mortality table impact
- – Equity repurchase program

1. Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see "Forward Looking Statements."
2. Debt plus retirement benefit liabilities, less cash and cash equivalents, expected to decrease by $400 million (compared to fiscal 2012 ending balance) to less than $1.5 billion by the end of FY16.
3. Expected incremental business secured between the beginning of FY13 and the end of FY16 from new products or new customers. Although the $500 million in new business is expected to be secured prior to the end of FY16, roughly half of this business is not expected to materialize into revenue until after FY16. This measure of incremental revenue is "gross", before consideration of any business existing at the beginning of FY13 that may subsequently be lost and which could offset the benefit of this expected new business.
4. See Appendix – "Non-GAAP Financial Information."

# Q2 FY15 Equity Repurchase Program Update



$20
$15
$10
$5
$0
Cumulative Spent (in millions)
REPURCHASED:
~ $16M
REPURCHASED:
~ 1.2M Common Shares
AVERAGE PRICE:
~ $13.25
REPURCHASED:
~ $15M
REPURCHASED:
~ $15M of 4.0% Convertible Notes
Equity
Equity-linked

**Repurchased ~ $31M in Q2 FY15**
**On track to complete $210M program by September 2016**

# Product Launches Driving Core Growth Opportunities

Focus on Customer Value

- Twenty key product launches planned over next two years
- Business strategy aligned with key customers
- Global breadth and scale
- JLTV opportunity driven by product development



14X High-Efficiency Tandem



RPL 35



EX+



Localized Hub Reduction Axle for Emerging Markets

# Areas of Focus Beyond M2016

BEYOND M2016
align. achieve. advance.

| Margin Improvement | Future Growth |
|---|---|


M2016
2019

- Core Growth
- Margin Expansion
- Capital Allocation

MERITOR®

# Appendix

# FY15 Global Market Outlook (units in 000s)

## Western Europe[1]

| | Prior Outlook | Current Outlook |
|---|---|---|
| Medium and Heavy Duty | 385-395 | Unchanged |

- Flat market conditions expected
- Truck registrations stable
- ECB commenced bond buying stimulus program

**Stable Production**

## North America[1]

| | Prior Outlook | Current Outlook |
|---|---|---|
| Heavy Duty (Class 8) | 305-315 | Unchanged |
| Medium Duty (Class 5-7) | 210-220 | Unchanged |
| U.S. Trailers | 255-265 | 295-305 |
| U.S. Truck Freight Ton Miles (in trillions) | 2.81 | Unchanged |

- Strong backlog will carry production through FY15
- Low cancellation rates
- Solid freight fundamentals continue

**Strong Class 8 Market**

## China[1]

| | Prior Outlook | Current Outlook |
|---|---|---|
| From previous year | Down Slightly | Down 20% |

- Macro economic headwinds
- Mining and crane markets down

**Market Challenged**



## India[1]

| | Prior Outlook | Current Outlook |
|---|---|---|
| Medium and Heavy Duty | 235-245 | Unchanged |

- Market sentiment improving
- Economic growth recovering slowly
- Mining segment showing signs of recovery

## Defense Revenue[1]

| | Prior Outlook | Current Outlook |
|---|---|---|
| All Defense Programs | ~ $30M | Unchanged |

- FMTV production extending into FY16

## South America[1]

| | Prior Outlook | Current Outlook |
|---|---|---|
| Medium and Heavy Duty | 125-135 | 90-100 |

- Market sentiment pessimistic
- Less favorable truck financing subsidies impacting market
- FY15 production to be lowest level in more than a decade

**Continued Market Weakness**

1) FY15 Outlook based on Meritor estimates. Actual results may differ materially from projections as a result of risk and uncertainties. Please see "Forward Looking Statements."

# Use of Non-GAAP Financial Information

In addition to the results reported in accordance with accounting principles generally accepted in the United States ("GAAP") included throughout this presentation, the company has provided information regarding Adjusted income (loss) from continuing operations, Adjusted diluted earnings per share from continuing operations, Adjusted EBITDA, Adjusted EBITDA margin, Free cash flow and net debt including retirement liabilities which are non-GAAP financial measures.

Adjusted income (loss) from continuing operations and Adjusted diluted earnings (loss) per share from continuing operations are defined as reported income or loss from continuing operations and reported diluted earnings (loss) per share from continuing operations before restructuring expenses, asset impairment charges and other special items as determined by management. Adjusted EBITDA is defined as income (loss) from continuing operations before interest, income taxes, depreciation and amortization, non-controlling interests in consolidated joint ventures, loss on sale of receivables, restructuring expenses, asset impairment charges and other special items as determined by management. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by consolidated sales from continuing operations. Free cash flow is defined as cash flows provided by (used for) operating activities less capital expenditures. Net debt including retirement liabilities is defined as total debt plus pension assets, pension liability, retiree medical liability and other retirement benefits less cash and cash equivalents.

Management believes that the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the company's financial position and results of operations. In particular, management believes that Adjusted EBITDA, Adjusted EBITDA margin and Adjusted diluted earnings (loss) per share from continuing operations are meaningful measures of performance as they are commonly utilized by management and the investment community to analyze operating performance in our industry. Further, management uses Adjusted EBITDA for planning and forecasting future periods. Management believes that Free cash flow is useful in analyzing our ability to service and repay debt. Net debt including retirement liabilities is a specific financial measure which is part of our three-year plan, M2016, to reduce debt and other balance sheet liabilities.

Adjusted income (loss) from continuing operations, Adjusted diluted earnings (loss) per share from continuing operations and Adjusted EBITDA should not be considered a substitute for the reported results prepared in accordance with GAAP and should not be considered as an alternative to net income as an indicator of our operating performance or to cash flows as a measure of liquidity. Free cash flow should not be considered a substitute for cash provided by (used for) operating activities, or other cash flow statement data prepared in accordance with GAAP, or as a measure of financial position or liquidity. In addition, these non-GAAP cash flow measures do not reflect cash used to repay debt or cash received from the divestitures of businesses or sales of other assets and thus do not reflect funds available for investment or other discretionary uses. These non-GAAP financial measures, as determined and presented by the company, may not be comparable to related or similarly titled measures reported by other companies.

Set forth on the following pages are reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP.

# Non-GAAP Financial Information

*(in millions)*

| | Three Months Ended | | |
|---|---|---|---|
| | March 31, 2015 | December 31, 2014 | March 31, 2014[1] |
| Adjusted EBITDA | $87 | $79 | $80 |
| Interest Expense, Net | (21) | (19) | (48) |
| Provision for Income Taxes | (6) | (7) | (8) |
| Depreciation and Amortization | (17) | (15) | (17) |
| Noncontrolling Interests | - | (1) | (2) |
| Loss on Sale of Receivables | (1) | (2) | (2) |
| Restructuring Costs | (3) | (3) | (2) |
| Income From Continuing Operations Attributable to Meritor, Inc. | $39 | $32 | $1 |
| Income (Loss) From Discontinued Operations Attributable to Meritor, Inc. | 4 | (3) | - |
| Net Income Attributable to Meritor, Inc. | $43 | $29 | $1 |
| Adjusted EBITDA Margin | 10.1% | 9.0% | 8.4% |

Memo: Adjusted EBITDA margin equals Adjusted EBITDA divided by consolidated sales from continuing operations.

1) Prior period amounts have been recast to reflect our Mascot business as discontinued operations.

# Non-GAAP Financial Information

*(in millions)*

| | Six Months Ended | |
|---|---|---|
| | March 31, 2015 | March 31, 2014[1] |
| Adjusted EBITDA | $166 | $152 |
| Interest Expense, Net | (40) | (75) |
| Provision for Income Taxes | (13) | (19) |
| Depreciation and Amortization | (32) | (33) |
| Noncontrolling Interests | (1) | (4) |
| Loss on Sale of Receivables | (3) | (5) |
| Restructuring Costs | (6) | (3) |
| Income From Continuing Operations Attributable to Meritor, Inc. | $71 | $13 |
| Income (Loss) From Discontinued Operations Attributable to Meritor, Inc. | 1 | (1) |
| Net Income Attributable to Meritor, Inc. | $72 | $12 |
| Adjusted EBITDA Margin | 9.5% | 8.2% |

Memo: Adjusted EBITDA margin equals Adjusted EBITDA divided by consolidated sales from continuing operations.

1) Prior period amounts have been recast to reflect our Mascot business as discontinued operations.

# Non-GAAP Financial Information

*(in millions)*

| | Twelve Months Ended | |
|---|---|---|
| | September 30, 2014 | September 30, 2013[(1)] |
| Adjusted EBITDA | $314 | $264 |
| Interest Expense, Net | (130) | (126) |
| Provision for Income Taxes | (31) | (64) |
| Depreciation and Amortization | (67) | (67) |
| Non-controlling Interests | (5) | (2) |
| Loss on Sale of Receivables | (8) | (6) |
| Restructuring Costs | (10) | (23) |
| Antitrust Settlement with Eaton | 208 | - |
| Specific Warranty Contingency | 8 | (7) |
| Pension Settlement Loss | - | (109) |
| Gain on Sale of Investment | - | 125 |
| Income (Loss) From Continuing Operations Attributable to Meritor, Inc. | $279 | ($15) |
| Loss From Discontinued Operations Attributable to Meritor, Inc. | (30) | (7) |
| Net Income (Loss) Attributable to Meritor, Inc. | $249 | ($22) |
| Adjusted EBITDA Margin | 8.3% | 7.2% |

Memo: Adjusted EBITDA margin equals Adjusted EBITDA divided by consolidated sales from continuing operations.

1) Prior period amounts have been recast to reflect our Mascot business as discontinued operations.

# Non-GAAP Financial Information

## Income from Continuing Operations Reconciliation

*(in millions, except per share amounts)*

| | Three Months Ended | | |
|---|---|---|---|
| | March 31, 2015 | December 31, 2014 | March 31, 2014[1] |
| Income From Continuing Operations Attributable to Meritor, Inc. | $39 | $32 | $1 |
| Adjustments (net of tax) | | | |
| Restructuring Costs | 3 | 3 | 2 |
| Loss on Debt Extinguishment | - | - | 21 |
| Adjusted Income From Continuing Operations | $42 | $35 | $24 |
| Adjusted Diluted Earnings Per Share From Continuing Operations | $0.41 | $0.35 | $0.24 |
| Diluted Shares Outstanding | 102.9 | 101.2 | 99.6 |

1) Prior period amounts have been recast to reflect our Mascot business as discontinued operations.

# Non-GAAP Financial Information

## Income from Continuing Operations Reconciliation

*(in millions, except per share amounts)*

| | Six Months Ended | |
|---|---|---|
| | March 31, 2015 | March 31, 2014(1) |
| Income From Continuing Operations Attributable to Meritor, Inc. | $71 | $13 |
| Adjustments (net of tax) | | |
| Restructuring Costs | 6 | 3 |
| Loss on Debt Extinguishment | - | 21 |
| Adjusted Income From Continuing Operations | $77 | $37 |
| Adjusted Diluted Earnings Per Share From Continuing Operations | $0.75 | $0.37 |
| Diluted Shares Outstanding | 102.0 | 99.2 |

1) Prior period amounts have been recast to reflect our Mascot business as discontinued operations.

# Non-GAAP Financial Information

## Income from Continuing Operations Reconciliation

*(in millions, except per share amounts)*

| | Twelve Months Ended | |
|---|---|---|
| | September 30, 2014 | September 30, 2013[1] |
| Income (Loss) From Continuing Operations Attributable to Meritor, Inc. | $279 | ($15) |
| Adjustments (net of tax) | | |
| Antitrust Settlement with Eaton | (208) | - |
| Loss on Debt Extinguishment | 31 | 19 |
| Restructuring Costs | 7 | 22 |
| Gain on Sale of Investment | - | (92) |
| Pension Settlement | - | 100 |
| Specific Warranty Contingency | (8) | 7 |
| Adjusted Income From Continuing Operations | $101 | $41 |
| Adjusted Diluted Earnings Per Share From Continuing Operations | $1.02 | $0.42 |
| Diluted Shares Outstanding | 99.2 | 97.1 |

1) Prior period amounts have been recast to reflect our Mascot business as discontinued operations.

# Non-GAAP Financial Information

## Free Cash Flow Reconciliation

*(in millions)*

| | Three Months Ended | | |
|---|---|---|---|
| | March 31, 2015 | December 31, 2014 | March 31, 2014(1) |
| Cash provided by (used for) operating activities | $38 | ($9) | $22 |
| Capital expenditures | (11) | (12) | (13) |
| Free cash flow | $27 | ($21) | $9 |

1) Prior period amounts have been recast to reflect our Mascot business as discontinued operations.

# Non-GAAP Financial Information

## Free Cash Flow Reconciliation
*(in millions)*

| | Six Months Ended | |
|---|---|---|
| | March 31, 2015 | March 31, 2014[1] |
| Cash provided by (used for) operating activities | $29 | $18 |
| Capital expenditures | (23) | (25) |
| Free cash flow | $6 | ($7) |

1) Prior period amounts have been recast to reflect our Mascot business as discontinued operations.

MERITOR®